Exhibit 10.1

AMENDMENT NO. 6 TO CREDIT AGREEMENT
This Amendment No. 6 to Credit Agreement, dated as of April 15, 2020 (this “Amendment”) is made pursuant to that certain Credit Agreement, dated as of January 31, 2014 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of July 21, 2014, that certain Amendment No. 2 to Credit Agreement and Amendment No. 1 to Security Agreement, dated as of March 16, 2017, that certain Amendment No. 3 to Credit Agreement and Notice of Resignation, dated as of May 18, 2017, that certain Amendment No. 4 to Credit Agreement, dated as of November 17, 2017, that certain Amendment No. 5 to Credit Agreement and Amendment No. 2 to Security Agreement, dated as of November 18, 2019, and as otherwise amended, restated, amended and restated, modified or supplemented prior to the date hereof, the “Credit Agreement”, capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), among OUTFRONT Media Inc., a Maryland corporation (the “Parent”); Outfront Media Capital LLC, a Delaware limited liability company (“Capital LLC”); Outfront Media Capital Corporation, a Delaware corporation (“Capital Corp” and, together with Capital LLC, the “Borrowers”); the guarantors party thereto from time to time (the “Guarantors”), the lenders party thereto from time to time (the “Lenders”), the L/C Issuers and Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”), as administrative agent and as collateral agent (in such capacities, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrowers have requested that the Administrative Agent and the Revolving Credit Lenders party hereto agree to amend the terms of the financial covenant contained in Section 7.09 of the Credit Agreement, as and to the extent set forth in this Amendment; and
WHEREAS, pursuant to Section 10.01 of the Credit Agreement, any amendment or modification of Section 7.09 of the Credit Agreement or any definition related thereto (as such definition is used for purposes of such section) requires the written consent of the Required Class Lenders under the Revolving Credit Facility; and
WHEREAS, the Loan Parties, the Administrative Agent and the Revolving Credit Lenders party hereto, which shall constitute the Required Class Lenders under the Revolving Credit Facility, subject to the terms and conditions set forth herein, have agreed to amend the terms of Section 7.09 of the Credit Agreement as hereinafter set forth;
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
SECTION 1. AMENDMENT TO THE CREDIT AGREEMENT
Effective as of the Amendment No. 6 Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 2 below, Section 7.09 of the Credit Agreement is hereby amended by replacing the first sentence thereof with the following:
“As long as any Revolving Credit Commitment remains outstanding, Parent shall not permit the Consolidated Net Secured Leverage Ratio as of the last day of any Test Period to be higher than 4.50 to 1.00 (such ratio the “Maximum Consolidated Net Secured Leverage Ratio”); provided, that (a) solely for the purpose of calculating the Consolidated Net Secured Leverage Ratio for purposes of determining compliance with this Section 7.09, for any Test Period that includes (i) the fiscal quarter ended June 30, 2020, Consolidated EBITDA for such fiscal quarter shall be deemed to be the amount of Consolidated EBITDA for the fiscal quarter ended June 30, 2019 as set forth on the Compliance Certificate delivered to the Administrative Agent for each Test Period including such fiscal quarter (and not the Consolidated EBITDA for the fiscal quarter ended June 30, 2020) and (ii) the fiscal quarter ended September 30, 2020, Consolidated EBITDA for such fiscal quarter shall be deemed to be the amount of Consolidated EBITDA for the fiscal quarter ended September 30, 2019 as set forth on the Compliance Certificate delivered to the Administrative Agent for each Test Period including such fiscal quarter (and not the Consolidated EBITDA for the fiscal quarter ended September 30, 2020), and (b) for the period commencing on the Amendment No. 6 Effective Date through and including September 30, 2021, no Loan Party shall, and no Loan Party shall permit any of its Restricted Subsidiaries, to make any Restricted Payment pursuant to Section 7.05 of the Credit Agreement (other than pursuant to clauses (a) (solely with respect to existing payment obligations in respect of Equity Interests issued by any Subsidiary in connection with a “DownREIT” acquisition), (c), (d), (e), (f), (h), (l), (m) and (p) and those necessary to maintain Parent’s status as a REIT for any taxable year, including, for the avoidance of doubt, any payment on or in respect of any class of Capital Stock of the Parent that is required to be made prior to the payment of a dividend or distribution on or in respect of any other class of Capital Stock of the Parent that is directly required in order to maintain Parent’s status as a REIT (in accordance with the last sentence of Section 7.05)) unless otherwise agreed in writing in advance by the Required Class Lenders under the Revolving Credit Facility in their sole discretion.”
SECTION 2. CONDITIONS PRECEDENT
(a)    This Amendment shall become effective on the date (the “Amendment No. 6 Effective Date”) on which each of the following conditions precedent shall have been satisfied:
(i)    Certain Documents. The Administrative Agent (or its counsel) shall have received counterparts of this Amendment, duly executed by each Loan Party, the Revolving Credit Lenders constituting the Required Class Lenders under the Revolving Credit Facility and the Administrative Agent.
(ii)    Representations and Warranties. Each of the representations and warranties contained in Section 3 below shall be true and correct in all material respects.
(iii)    Fees and Expenses. (A) On or prior to the Amendment No. 6 Effective Date, the Borrowers shall have paid to the Administrative Agent for distribution to each Revolving Credit Lender party hereto an amendment fee equal to 0.25% of each such Revolving Credit Lender’s Revolving Credit Commitment in effect on such date and (B) all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Weil, Gotshal & Manges LLP, counsel to the Administrative Agent and the Lenders) required to be paid by Parent for which a reasonably detailed invoice of such amount has been presented to Parent on or prior to the Amendment No. 6 Effective Date.
(iv)    No Default. At the time of and immediately after the Amendment No. 6 Effective Date, no Default or Event of Default shall exist or would result from this Amendment.
(v)    Accuracy of Representations. Immediately after giving effect to this Amendment, the representations and warranties set forth in Article V of the Credit Agreement and each other Loan Document are, in each case, true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date), provided, that such

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representation or warranty that is qualified by materiality or by reference to Material Adverse Effect, shall be true and correct in all respects.
SECTION 3. REPRESENTATIONS AND WARRANTIES
In order to induce the Revolving Credit Lenders party hereto to consent to the amendments contained herein, each Loan Party hereby represents and warrants to the Administrative Agent and each such Revolving Credit Lender as follows:
(a)    Each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of each Loan Party enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.
(b)    Each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and the Credit Agreement, as amended by this Amendment.
SECTION 4. MISCELLANEOUS
(a)    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
(b)    Execution in Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 2. Delivery of an executed counterpart to this Amendment by facsimile transmission (or pdf file or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(c)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
(d)    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
(e)    Fees and Expenses. The Borrowers agree to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and the other documents and instruments referred to herein or contemplated hereby, including, but not limited to, the reasonable and documented out-of-pocket fees and disbursements of counsel to the Administrative Agent.

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(f)    Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Credit Agreement, as amended hereby).
(g)    This Amendment shall be subject to the following Sections of the Credit Agreement, as if set forth herein in their entirety: Sections 10.14, 10.16, 10.17, 10.18, 10.19, 10.21 and 10.22.
(h)    Effects of this Amendment.
(i)    On the Amendment No. 6 Effective Date, the Credit Agreement will be automatically amended to reflect the amendments thereto provided for in this Amendment. Once the Amendment No. 6 Effective Date has occurred, all references to the Credit Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the Credit Agreement as amended by this Amendment.
(ii)    Other than as specifically provided herein, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto. This Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrowers other than pursuant to the strict terms of the Credit Agreement (as amended by this Amendment) and the other Loan Documents.
(iii)    Each of the Loan Parties hereby consent to this Amendment and hereby (A) restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the Amendment No. 6 Effective Date and as amended hereby and hereby reaffirms its obligations (including the Obligations) under each Loan Document to which it is a party, (B) confirms and agrees that after giving effect to the amendment contemplated hereby, the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents to which it is a party shall continue in full force and effect, (C) acknowledges and agrees that such pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall continue to secure the Obligations, as amended or otherwise affected hereby and (D) reaffirms the continuing validity and enforceability of the guaranty obligations contained in the Credit Agreement and the Loan Documents, as amended by this Amendment. This Amendment amends the Credit Agreement. As such, this Amendment represents in part a renewal of, and is issued in substitution and exchange for, and not in satisfaction or novation of, the “Obligations” under the Credit Agreement. The “Obligations” under the Credit Agreement are continuing Obligations of the Loan Parties, and nothing herein shall be construed to deem such “Obligations” paid, or to release or terminate any Lien or security interest given to secure such “Obligations” or any guaranty thereof.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

OUTFRONT MEDIA INC., as Parent By: /s/ Matthew Siegel Name: Matthew Siegel Title: Executive Vice President and Chief Financial Officer
OUTFRONT MEDIA CAPITAL LLC, as a Borrower By: /s/ Matthew Siegel Name: Matthew Siegel Title: Executive Vice President and Chief Financial Officer
OUTFRONT MEDIA CAPITAL CORPORATION, as a Borrower By: /s/ Matthew Siegel Name: Matthew Siegel Title: Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 6]

CENTURY PRINCE STREET, INC.
MIZEY REALTY CO., INC.
OUTDOOR INC.
OUTFRONT MEDIA BOSTON LLC
OUTFRONT MEDIA BUS ADVERTISING LLC
OUTFRONT MEDIA CHICAGO LLC
OUTFRONT MEDIA CITYLITES LLC
OUTFRONT MEDIA ELECTRICAL & MAINTENANCE LLC
OUTFRONT MEDIA GROUP LLC
OUTFRONT MEDIA KIOSK ADVERTISING LLC
OUTFRONT MEDIA L.A. INC.
OUTFRONT MEDIA LLC
OUTFRONT MEDIA MIAMI HOLDINGS LLC
OUTFRONT MEDIA MINNESOTA LLC
OUTFRONT MEDIA OUTERNET INC.
OUTFRONT MEDIA SAN FRANCISCO LLC
OUTFRONT MEDIA SIGN ERECTORS LLC
OUTFRONT MEDIA TEXAS INC.
OUTFRONT MEDIA TRANSPORTATION ADVERTISING LLC
OUTFRONT MEDIA VW COMMUNICATIONS LLC
OUTFRONT MEDIA WALL TO WALL LLC
ROCKBRIDGE SPORTS, MEDIA AND ENTERTAINMENT, LLC, each as a Guarantor

By:    /s/ Matthew Siegel
Name:     Matthew Siegel
Title: Executive Vice President and Chief Financial
Officer

[SIGNATURE PAGE TO AMENDMENT NO. 6]

FUEL OUTDOOR HOLDINGS LLC
FUEL OUTDOOR LLC
FUEL OUTDOOR SAN FRANCISCO LLC
METRO FUEL LLC
MILLENNIUM BILLBOARDS L.L.C.
MOTION PICTURE PROMOTIONS, LLC
OUTFRONT MEDIA MIAMI LLC, each as a Guarantor

By:    /s/ Matthew Siegel
Name: Matthew Siegel
Title: Executive Vice President and Chief Financial
Officer

OUTFRONT MEDIA SPORTS INC., as a Guarantor

By:    /s/ Matthew Siegel
Name:     Matthew Siegel
Title:     Executive Vice President and Chief Financial
Officer

[SIGNATURE PAGE TO AMENDMENT NO. 6]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent By: /s/ Joanne Braidi Name: Joanne Braidi Title: Authorized Signatory
MORGAN STANLEY BANK, N.A., as a Revolving Lender By: /s/ Joanne Braidi Name: Joanne Braidi Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

MUFG BANK, LTD. (f/k/a THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), as a Revolving Lender By: /s/ Ted Jurgielewicz Name: Ted Jurgielewicz Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 6]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Revolving Lender By: /s/ Alicia Schug Name: Alicia Schug Title: Vice President By: /s/ Michael Strobel Name: Michael Strobel Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 6]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Revolving Lender By: /s/ Vipul Dhadda Name: Vipul Dhadda Title: Authorized Signatory By: /s/ Brady Bingham Name: Brady Bingham Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

GOLDMAN SACHS BANK USA, as a Revolving Lender By: /s/ Jamie Minieri Name: Jamie Minieri Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

JPMORGAN CHASE BANK, N.A., as a Revolving Lender By: /s/ Bruce S. Borden Name: Bruce S. Borden Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

BANK OF AMERICA, N.A., as a Revolving Lender By: /s/ Kyle Oberkrom Name: Kyle Oberkrom Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 6]

WELLS FARGO BANK, NATIONAL ASSOCIATION as a Revolving Lender By: /s/ Monica Trautwein Name: Monica Trautwein Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

MIZUHO BANK, LTD. as a Revolving Lender By: /s/ Tracy Rahn Name: Tracy Rahn Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

SUMITOMO MITSUI BANKING CORPORATION, as a Revolving Lender By: /s/ Michael Maguire Name: Michael Maguire Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

U.S. BANK NATIONAL ASSOCIATION, as a Revolving Lender By: /s/ Steven J. Correll Name: Steven J. Correll Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 6]

TRUIST BANK (as successor by merger to SunTrust Bank), as a Revolving Lender By: /s/ Cynthia Burton Name: Cynthia Burton Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]

THE TORONTO DOMINION BANK, NEW YORK BRANCH, as a Revolving Lender By: /s/ Peter Kuo Name: Peter Kuo Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 6]

BNP PARIBAS, as a Revolving Lender By: /s/ David Berger Name: David Berger Title: Managing Director By: /s/ Barbara Nash Name: Barbara Nash Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 6]